UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number              811-05848

The Gabelli Value 25 Fund Inc.

(Exact name of registrant as specified in charter)

One Corporate Center
Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)

Bruce N. Alpert
Gabelli Funds, LLC
One Corporate Center
Rye, New York 10580-1422

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-422-3554

Date of fiscal year end: December 31

Date of reporting period: December 31, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	The Report to Shareholders is attached herewith.

The Gabelli Value 25 Fund Inc.

Annual Report — December 31, 2021

(Y)our Portfolio Management Team

Mario J. Gabelli, CFA	Christopher J. Marangi
Chief Investment Officer	Co-Chief Investment Officer
BA, Williams College
MBA, Columbia
Business School

To Our Shareholders,

For the year ended December 31, 2021, the net asset value (NAV) total return per Class A Share of The Gabelli Value 25 Fund was 14.9% compared with a total return of 28.7% for the Standard & Poor’s (S&P) 500 Index. Other classes of shares are available. See page 4 for performance information for all classes of shares.

Enclosed are the financial statements, including the schedule of investments, as of December 31, 2021.

Investment Objective (Unaudited)

The investment objective of the Fund is to seek to provide long term capital appreciation.

The Fund’s investment strategy is to invest primarily in equity securities of companies that Gabelli Funds, LLC (the Adviser) believes are undervalued and have the potential to achieve significant capital appreciation, overweighting its core 25 equity positions. The Adviser invests in companies whose securities are selling at a significant discount to their private market value (PMV). PMV is the value the Adviser believes informed investors would be willing to pay to acquire the entire company. If investor attention is focused on the underlying asset value of a company due to expected or actual developments or other catalysts, an investment opportunity to realize this PMV may exist. The Fund may invest in companies of any size and from time to time may invest a greater portion in companies with large, medium, or small market capitalizations.

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.gabelli.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. To elect to receive all future reports on paper free of charge, please contact your financial intermediary, or, if you invest directly with the Fund, you may call 800-422-3554 or send an email request to info@gabelli.com.

In selecting investments, the Adviser also considers the market price of the issuer’s securities, its balance sheet characteristics and the perceived strength of its management. The Fund’s assets will be invested primarily in common stock. Many of the common stocks the Fund will buy will not pay dividends. These stocks will be bought for the potential that their prices will increase, providing capital appreciation for the Fund. The value of equity securities will fluctuate due to many factors, including the past and predicted earnings of the issuer, the quality of the issuer’s management, general market conditions, and the forecasts for the issuer’s industry and the value of the issuer’s assets.

Performance Discussion (Unaudited)

The first quarter was extraordinary for traditional media stocks including ViacomCBS Inc., Discovery Inc., and AMC Networks Inc. as the rotation to value stocks and re-opening beneficiaries and the launch of direct-to-consumer services Paramount+ and Discovery+ led the stocks to nearly triple by March. American Express performed well in anticipation of accelerated consumer spending (particularly on travel), better than expected credit losses and a positive shift in sentiment toward financial services. Detractors for the first quarter included Liberty Broadband and Madison Square Garden.

Stocks posted their second best first half in 23 years with the S&P 500 Index up 9% for the second quarter. Value and smaller capitalization stocks continued to lead Growth and larger capitalization stocks to date, but lost ground to them in the second quarter. Financial engineering and Mergers & Acquisitions (M&A) added significantly to returns during the quarter with Grupo Televisa announcing the sale of its Mexican content operations to Univision and Macquarie Infrastructure agreeing to sell its remaining private aviation and utilities operations.

In the third quarter of 2021, the stock market posted mixed results, with the S&P 500 Index gaining just 0.6% while the Russell 3000 Value Index declined 0.9%. The downturn was caused by a confluence of factors. The surging Delta COVID-19 variant in the U.S. and around the world led to the tempering of economic growth forecasts and we saw worsening inflation and supply chain issues. The Fed confirmed that it will begin its long awaited taper of asset purchases, leading the 10-year Treasury yield to increase to 1.5%.

The fourth quarter continued to focus on inflation fears, with holdings having pricing power performing well. The Fund’s largest position, Sony, was also its largest contributor for the fourth quarter as the company continues to benefit from its focus on attractive end markets including games, music, and sensors. Resource based companies behaved similarly with gold miners and utility/natural gas companies contributing strongly. Media stocks were challenged for a number of reasons, including decelerating subscriber growth and increasing competitions in the new streaming world.

Among the better performing stocks for the fiscal year were: Sony Group Corp., ADR (8.6% of net assets as of December 31, 2021), which benefitted from strong demand for the PlayStation 5 gaming platform and record-breaking box office results for the latest installment of its Spider Man franchise. American Express Co. (5.1%), which benefitted from increased travel and entertainment spending as pandemic restrictions eased in 2021. And lastly, Republic Services Inc. (4.4%), a provider of waste collection, recycling, disposal, and energy services saw strong revenue growth in 2021 and continued to drive growth through acquisitions.

Our weaker performers included ViacomCBS Inc., Cl. A (5.5%), a worldwide media and entertainment company that suffered from dilution when it offered additional shares to raise cash, and was negatively affected by the equity fiasco swap at Archegos Capital when the hedge fund sold 30 million shares of ViacomCBS stock in an apparent move to liquidate the fund. Madison Square Garden Entertainment Corp. (1.9%), suffered from shutdowns and saw delayed starts in 2021 negatively impact ticket, food, beverage, and merchandise sales. The Walt Disney Co. (1.1%), saw pandemic restrictions limit its park capacity and as a result, the parks, experiences, and products segments all saw decreased revenues.

Thank you for your investment in The Gabelli Value 25 Fund.

We appreciate your confidence and trust.

Comparative Results

Average Annual Returns through December 31, 2021 (a) (Unaudited)

Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses.

					Since
					Inception
	1 Year	5 Year	10 Year	15 Year	(9/29/89)
Class A (GABVX)	14.88%	8.19%	9.01%	6.30%	9.85%
With sales charge (b)	8.27	6.92	8.36	5.88	9.64
S&P 500 Index (c)	28.71	18.47	16.55	10.66	10.74
Class AAA (GVCAX)	14.88	8.19	9.01	6.30	9.85
Class C (GVCCX)	14.02	7.38	8.20	5.52	9.30
With contingent deferred sales charge (d)	13.02	7.38	8.20	5.52	9.30
Class I (GVCIX)	15.33	8.64	9.38	6.62	10.00

(a)	Returns would have been lower had the Adviser not reimbursed certain expenses of the Fund. The Class A Share NAVs are used to calculate performance for the periods prior to the issuance of Class AAA Shares on April 30, 2010, Class C Shares on March 15, 2000, and Class I Shares on January 11, 2008. The actual performance of the Class C Shares would have been lower due to the additional fees and expenses associated with this class of shares. The actual performance of the Class AAA Shares and Class I Shares would have been higher due to lower expenses associated with these classes of shares. The Fund imposes a 2% redemption fee on shares sold or exchanged within seven days of purchase.

(b)	Performance results include the effect of the maximum 5.75% sales charge at the beginning of the period.

(c)	The S&P 500 Index is a market capitalization weighted index of 500 large capitalization stocks commonly used to represent the U.S. equity market. Dividends are considered reinvested. You cannot invest directly in an index.

(d)	Assuming payment of the 1% maximum contingent deferred sales charge imposed on redemptions made within one year of purchase.

In the current prospectus dated April 30, 2021, the gross expense ratios for Class AAA, A, C, and I Shares are 1.44%, 1.44%, 2.19%, and 1.19%, respectively, and the net expense ratios for these share classes after contractual reimbursements by Gabelli Funds, LLC, (the “Adviser”) are 1.44%, 1.44%, 2.19%, and 1.00%, respectively. See page 12 for the expense ratios for the year ended December 31, 2021. The contractual reimbursement for Class I Shares is in effect through April 30, 2022. Class AAA and Class I Shares do not have a sales charge. The maximum sales charge for Class A Shares, and Class C Shares is 5.75%, and 1.00%, respectively.

Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectuses contain information about these and other matters and should be read carefully before investing. To obtain a prospectus, please visit our website at www.gabelli.com.

Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN

THE GABELLI VALUE 25 FUND INC. (CLASS A SHARES) AND S&P 500 INDEX (Unaudited)

Average Annual Total Returns*
	1 Year	5 Year	10 Year
Class A	14.88%	8.19%	9.01%

* Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Gabelli Value 25 Fund Inc.
Disclosure of Fund Expenses (Unaudited)
For the Six Month Period from July 1, 2021 through December 31, 2021	Expense Table

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of a fund. When a fund’s expenses are expressed as a percentage of its average net assets, this figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your Fund’s costs in two ways:

Actual Fund Return: This section provides information about actual account values and actual expenses. You may use this section to help you to estimate the actual expenses that you paid over the period after any fee waivers and expense reimbursements. The “Ending Account Value” shown is derived from the Fund’s actual return during the past six months, and the “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid during this period.

Hypothetical 5% Return: This section provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio. It assumes a hypothetical annualized return of 5% before expenses during the period shown. In this case – because the hypothetical return used is not the Fund’s actual return – the results do not apply to your investment and you cannot use the hypothetical account value and expense to estimate the actual ending account balance or expenses you paid for the period. This example is useful in making comparisons of the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees, if any, which are described in the Prospectus. If these costs were applied to your account, your costs would be higher. Therefore, the 5% hypothetical return is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The “Annualized Expense Ratio” represents the actual expenses for the last six months and may be different from the expense ratio in the Financial Highlights which is for the year ended December 31, 2021.

	Beginning	Ending	Annualized	Expenses
	Account Value	Account Value	Expense	Paid During
	07/01/21	12/31/21	Ratio	Period *
The Gabelli Value 25 Fund Inc.
Actual Fund Return
Class AAA	$1,000.00	$989.30	1.41%	$7.07
Class A	$1,000.00	$988.70	1.41%	$7.07
Class C	$1,000.00	$984.90	2.16%	$10.81
Class I	$1,000.00	$990.90	1.00%	$5.02
Hypothetical 5% Return
Class AAA	$1,000.00	$1,018.10	1.41%	$7.17
Class A	$1,000.00	$1,018.10	1.41%	$7.17
Class C	$1,000.00	$1,014.32	2.16%	$10.97
Class I	$1,000.00	$1,020.16	1.00%	$5.09

*	Expenses are equal to the Fund’s annualized expense ratio for the last six months multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184 days), then divided by 365.

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of net assets as of December 31, 2021:

The Gabelli Value 25 Fund Inc.

Financial Services	11.9%	Aerospace	2.7%
Entertainment	11.4%	Machinery	2.4%
Broadcasting	9.9%	Equipment and Supplies	1.5%
Electronics	9.6%	Real Estate	1.5%
Consumer Products	8.4%	Hotels and Gaming	1.4%
Environmental Services	6.8%	Building and Construction	0.8%
Metals and Mining	6.1%	Telecommunication Services	0.7%
Cable and Satellite	6.0%	Telecommunications	0.6%
Food and Beverage	5.5%	Health Care	0.3%
Diversified Industrial	5.0%	Wireless Communications	0.3%
Automotive: Parts and Accessories	4.3%	Other Assets and Liabilities (Net)	(0.3)%
Energy and Utilities	3.2%		100.0%

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the SEC) for the first and third quarters of each fiscal year on Form N-PORT. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-PORT is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how each Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

The Gabelli Value 25 Fund Inc.

Schedule of Investments — December 31, 2021

Shares		Cost	Market Value
	COMMON STOCKS — 100.1%
	Aerospace — 2.7%
183,000	Aerojet Rocketdyne Holdings Inc.	$1,153,757	$8,557,080

	Automotive: Parts and Accessories — 4.2%
130,000	Dana Inc.	3,087,362	2,966,600
30,000	Garrett Motion Inc.†	148,820	240,900
72,000	Genuine Parts Co.	1,535,774	10,094,400
		4,771,956	13,301,900
	Broadcasting— 9.9%
7,000	Liberty Broadband Corp., Cl. A†	314,951	1,126,300
31,500	Liberty Broadband Corp., Cl. C†	229,848	5,074,650
104,000	Liberty Media Corp.- Liberty SiriusXM, Cl. C†	568,973	5,288,400
95,000	Sinclair Broadcast Group Inc., Cl. A	3,015,301	2,510,850
525,000	ViacomCBS Inc., Cl. A	12,688,098	17,519,250
		16,817,171	31,519,450
	Building and Construction — 0.8%
30,000	Johnson Controls International plc	435,268	2,439,300

	Cable and Satellite — 6.0%
18,500	AMC Networks Inc., Cl. A†	0	637,140
125,000	Comcast Corp., Cl. A	1,781,973	6,291,250
144,000	DISH Network Corp., Cl. A†	2,728,194	4,671,360
31,000	EchoStar Corp., Cl. A†	499,982	816,850
139,000	Liberty Global plc, Cl. A†	2,828,892	3,855,860
38,000	Liberty Global plc, Cl. C†	237,905	1,067,420
35,000	Rogers Communications Inc., Cl. B	108,243	1,667,050
		8,185,189	19,006,930
	Consumer Products — 8.4%
80,000	Edgewell Personal Care Co.	1,905,373	3,656,800
12,500	Energizer Holdings Inc.	76,236	501,250
285,000	Qurate Retail Inc., Cl. A	2,127,379	2,166,000
2,560,000	Swedish Match AB	3,496,216	20,403,621
		7,605,204	26,727,671
	Diversified Industrial — 5.0%
36,160	Ampco-Pittsburgh Corp.†	146,989	180,800
140,000	Bollore SA	825,246	784,199
79,000	Crane Co.	2,147,707	8,036,670
35,000	DuPont de Nemours Inc.	1,828,920	2,827,300
20,000	Honeywell International Inc.	418,852	4,170,200
		5,367,714	15,999,169
	Electronics — 9.6%
115,000	Resideo Technologies Inc.†	1,110,272	2,993,450
Shares		Cost	Market Value
218,000	Sony Group Corp., ADR	$3,626,215	$27,555,200
		4,736,487	30,548,650
	Energy and Utilities — 3.2%
20,000	Halliburton Co.	389,600	457,400
153,000	National Fuel Gas Co.	6,729,222	9,782,820
		7,118,822	10,240,220
	Entertainment — 11.4%
37,000	Discovery Inc., Cl. A†	371,164	870,980
162,000	Discovery Inc., Cl. C†	2,191,943	3,709,800
45,000	Fox Corp., Cl. A	1,833,341	1,660,500
565,000	Grupo Televisa SAB, ADR	6,027,745	5,294,050
18,000	Liberty Media Corp.- Liberty Braves, Cl. A†	338,513	517,500
116,040	Liberty Media Corp.- Liberty Braves, Cl. C†	2,095,088	3,260,724
88,052	Madison Square Garden Entertainment Corp.†	491,442	6,193,578
55,000	Madison Square Garden Sports Corp.†	562,155	9,555,150
23,000	The Walt Disney Co.†	620,577	3,562,470
125,000	Vivendi SE	1,587,443	1,692,095
		16,119,411	36,316,847
	Environmental Services — 6.8%
101,000	Republic Services Inc.	1,231,684	14,084,450
55,000	Waste Connections Inc.	1,708,181	7,494,850
		2,939,865	21,579,300
	Equipment and Supplies — 1.5%
46,000	CIRCOR International Inc.†	510,824	1,250,280
50,000	Flowserve Corp.	191,156	1,530,000
8,500	Valmont Industries Inc.	1,981,101	2,129,250
		2,683,081	4,909,530
	Financial Services — 11.8%
99,000	American Express Co.	2,527,696	16,196,400
29,000	Citigroup Inc.	1,908,988	1,751,310
450,000	Post Holdings Partnering Corp., Cl. A†	4,248,843	4,410,000
200,000	The Bank of New York Mellon Corp.	6,103,862	11,616,000
10,000	The Goldman Sachs Group Inc.	1,980,990	3,825,500
		16,770,379	37,799,210
	Food and Beverage — 5.5%
55,000	Diageo plc, ADR	1,973,016	12,107,700
80,000	Mondelēz International Inc., Cl. A	1,955,447	5,304,800
		3,928,463	17,412,500

See accompanying notes to financial statements.

The Gabelli Value 25 Fund Inc.

Schedule of Investments (Continued) — December 31, 2021

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Health Care — 0.3%
8,000	Zimmer Biomet Holdings Inc.	$1,185,958	$1,016,320

	Hotels and Gaming — 1.4%
47,500	Ryman Hospitality Properties Inc., REIT†	1,002,486	4,368,100

	Machinery — 2.4%
303,744	CNH Industrial NV	3,148,632	5,901,746
100,000	CNH Industrial NV, Borsa Italiana	842,948	1,943,420
		3,991,580	7,845,166
	Metals and Mining — 6.1%
315,500	Newmont Corp.	5,723,142	19,567,310

	Real Estate — 1.5%
59,300	Indus Realty Trust Inc., REIT	1,025,242	4,806,858

	Telecommunication Services — 0.7%
29,000	Telesat Corp.†	1,386,490	831,430
46,000	Telesat Corp., New York†	2,199,260	1,318,820
		3,585,750	2,150,250
	Telecommunications — 0.6%
100,000	Telephone and Data Systems Inc.	2,208,490	2,015,000

	Wireless Communications — 0.3%
31,400	United States Cellular Corp.†	1,295,540	989,728

	TOTAL COMMON STOCKS	118,650,955	319,116,489

	CONVERTIBLE PREFERRED STOCKS — 0.1%
	Automotive: Parts and Accessories — 0.1%
44,366	Garrett Motion Inc., Ser. A, 11.000%	232,922	371,787

	WARRANTS — 0.1%
	Diversified Industrial — 0.0%
25,000	Ampco-Pittsburgh Corp., expire 08/01/25†	17,080	14,745

			Market
Shares		Cost	Value
	Financial Services — 0.1%
150,000	Post Holdings Partnering Corp., expire 02/09/23†	$252,310	$127,500

	TOTAL WARRANTS	269,390	142,245

	TOTAL INVESTMENTS — 100.3%	$119,153,267	319,630,521

	Other Assets and Liabilities (Net) — (0.3)%		(802,550)

	NET ASSETS — 100.0%		$318,827,971

†	Non-income producing security.

ADR	American Depositary Receipt
REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

The Gabelli Value 25 Fund Inc.

Statement of Assets and Liabilities

December 31, 2021

Assets:
Investments in securities, at value (cost $119,153,267)	$319,630,521
Foreign currency, at value (cost $6,177)	6,244
Receivable for investments in securities sold	336,501
Receivable for Fund shares sold	2,290
Receivable from Adviser	6,792
Dividends receivable	649,336
Prepaid expenses	34,221
Total Assets	320,665,905
Liabilities:
Payable to bank	1,166,034
Payable for Fund shares redeemed	200,055
Payable for investment advisory fees	268,629
Payable for distribution fees	56,840
Payable for accounting fees	3,750
Other accrued expenses	142,626
Total Liabilities	1,837,934
Net Assets
(applicable to 23,246,456 shares outstanding)	$318,827,971
Net Assets Consist of:
Paid-in capital	$119,261,155
Total distributable earnings	199,566,816
Net Assets	$318,827,971
Shares of Capital Stock, each at $0.001 par value:
Class AAA:
Net Asset Value, offering, and redemption price per share ($2,805,789 ÷ 205,316 shares outstanding; 50,000,000 shares authorized)	$13.67
Class A:
Net Asset Value and redemption price per share ($263,214,027 ÷ 19,150,297 shares outstanding; 100,000,000 shares authorized)	$13.74
Maximum offering price per share (NAV ÷ 0.9425, based on maximum sales charge of 5.75% of the offering price)	$14.58
Class C:
Net Asset Value and offering price per share ($945,002 ÷ 103,313 shares outstanding; 50,000,000 shares authorized)	$9.15	(a)
Class I:
Net Asset Value, offering, and redemption price per share ($51,863,153 ÷ 3,787,530 shares outstanding; 50,000,000 shares authorized)	$13.69

(a)	Redemption price varies based on the length of time held.

Statement of Operations

For the Year Ended December 31, 2021

Investment Income:
Dividends (net of foreign withholding taxes of $170,229)	$6,441,961
Interest	2,254
Total Investment Income	6,444,215
Expenses:
Investment advisory fees	3,360,647
Distribution fees - Class AAA	7,237
Distribution fees - Class A	695,832
Distribution fees - Class C	12,408
Shareholder services fees	156,504
Legal and audit fees	76,724
Registration expenses	64,591
Shareholder communications expenses	61,652
Directors’ fees	59,500
Dividend expense on securities sold short	52,080
Custodian fees	45,147
Accounting fees	45,000
Service fees for securities sold short (See Note 2)	20,410
Interest expense	2,504
Miscellaneous expenses	26,450
Total Expenses	4,686,686
Less:
Expense reimbursements (See Note 3)	(85,089)
Expenses paid indirectly by broker (See Note 6)	(3,328)
Total Reimbursements and Credits	(88,417)
Net Expenses	4,598,269
Net Investment Income	1,845,946
Net Realized and Unrealized Gain/(Loss) on Investments in Securities, Securities Sold Short and Foreign Currency:
Net realized gain on investments in securities	28,962,430
Net realized gain on securities sold short	6,868,557
Net realized gain on foreign currency transactions	12,342
Net realized gain on investments in securities, securities sold short and foreign currency transactions	35,843,329
Net change in unrealized appreciation/depreciation:
on investments in securities	8,044,045
on foreign currency translations	(26,941)
Net change in unrealized appreciation/depreciation on investments in securities and foreign currency translations	8,017,104
Net Realized and Unrealized Gain/(Loss) on Investments in Securities, Securities Sold Short and Foreign Currency	43,860,433
Net Increase in Net Assets Resulting from Operations	$45,706,379

See accompanying notes to financial statements.

The Gabelli Value 25 Fund Inc.

Statement of Changes in Net Assets

	Year Ended	Year Ended
	December 31, 2021	December 31, 2020

Operations:
Net investment income	$1,845,946	$1,491,577
Net realized gain on investments in securities, securities sold short and foreign currency transactions	35,843,329	28,442,804
Net change in unrealized appreciation/depreciation on investments in securities and foreign currency translations	8,017,104	(18,480,195)
Net Increase in Net Assets Resulting from Operations	45,706,379	11,454,186
Distributions to Shareholders:
Accumulated earnings
Class AAA	(305,739)	(207,169)
Class A	(28,650,285)	(22,196,379)
Class C	(140,825)	(172,753)
Class I	(5,873,283)	(4,374,271)
Total Distributions to Shareholders	(34,970,132)	(26,950,572)

Capital Share Transactions:
Class AAA	259,639	(541,533)
Class A	(2,557,280)	(17,772,128)
Class C	(631,615)	(1,364,802)
Class I	2,187,180	(2,748,716)
Net Decrease in Net Assets from Capital Share Transactions	(742,076)	(22,427,179)
Redemption Fees	1,291	174
Net Increase/(Decrease) in Net Assets	9,995,462	(37,923,391)
Net Assets:
Beginning of year	308,832,509	346,755,900
End of year	$318,827,971	$308,832,509

See accompanying notes to financial statements.

The Gabelli Value 25 Fund Inc.

Financial Highlights

Selected data for a share of capital stock outstanding throughout each year:

		Income (Loss) from Investment Operations			Distributions							Ratios to Average Net Assets/Supplemental Data
Year Ended December 31	Net Asset Value, Beginning of Year	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Net Investment Income		Net Realized Gain on Investments	Total Distributions	Redemption Fees(a)(b)	Net Asset Value, End of Year	Total Return†	Net Assets, End of Year (in 000’s)	Net Investment Income (Loss)	Operating Expenses Before Reimbursement	Operating Expenses Net of Reimbursement(c)		Portfolio Turnover Rate
Class AAA
2021	$13.34	$0.07	$1.91	$1.98	$(0.11)		$(1.54)	$(1.65)	$0.00	$13.67	14.88%	$2,806	0.48%	1.43%	1.43	%(d)	12%
2020	13.79	0.05	0.75	0.80	(0.06)		(1.19)	(1.25)	0.00	13.34	5.85	2,467	0.43	1.44	1.44		4
2019	12.91	0.03	2.27	2.30	(0.03)		(1.39)	(1.42)	0.00	13.79	17.79	3,172	0.22	1.41	1.41		3
2018	15.41	0.00 (b)	(1.27)	(1.27)	(0.00	)(b)	(1.23)	(1.23)	0.00	12.91	(8.16)	3,774	0.03	1.44	1.44		2
2017	14.61	0.01	1.85	1.86	(0.02)		(1.04)	(1.06)	0.00	15.41	12.71	4,542	0.09	1.41	1.41		2
Class A
2021	$13.40	$0.07	$1.92	$1.99	$(0.11)		$(1.54)	$(1.65)	$0.00	$13.74	14.88%	$263,214	0.49%	1.43%	1.43	%(d)	12%
2020	13.85	0.06	0.74	0.80	(0.06)		(1.19)	(1.25)	0.00	13.40	5.83	256,601	0.46	1.44	1.44		4
2019	12.96	0.03	2.28	2.31	(0.03)		(1.39)	(1.42)	0.00	13.85	17.85	286,925	0.24	1.41	1.41		3
2018	15.48	0.00 (b)	(1.29)	(1.29)	(0.00	)(b)	(1.23)	(1.23)	0.00	12.96	(8.25)	281,613	0.03	1.44	1.44		2
2017	14.66	0.01	1.86	1.87	(0.01)		(1.04)	(1.05)	0.00	15.48	12.79	362,729	0.09	1.41	1.41		2
Class C
2021	$9.39	$(0.02)	$1.33	$1.31	$(0.01)		$(1.54)	$(1.55)	$0.00	$9.15	14.02%	$945	(0.17)%	2.18%	2.18	%(d)	12%
2020	10.08	(0.03)	0.53	0.50	—		(1.19)	(1.19)	0.00	9.39	5.03	1,548	(0.38)	2.19	2.19		4
2019	9.80	(0.05)	1.72	1.67	—		(1.39)	(1.39)	0.00	10.08	17.05	3,265	(0.50)	2.16	2.16		3
2018	12.12	(0.09)	(1.00)	(1.09)	—		(1.23)	(1.23)	0.00	9.80	(8.91)	6,528	(0.72)	2.19	2.19		2
2017	11.77	(0.08)	1.47	1.39	—		(1.04)	(1.04)	0.00	12.12	11.82	8,351	(0.67)	2.16	2.16		2
Class I
2021	$13.36	$0.13	$1.91	$2.04	$(0.17)		$(1.54)	$(1.71)	$0.00	$13.69	15.33%	$51,863	0.87%	1.18%	1.02	%(d)(e)	12%
2020	13.81	0.11	0.75	0.86	(0.12)		(1.19)	(1.31)	0.00	13.36	6.28	48,217	0.90	1.19	1.00	(e)	4
2019	12.93	0.10	2.27	2.37	(0.10)		(1.39)	(1.49)	0.00	13.81	18.31	53,394	0.65	1.16	1.00	(e)	3
2018	15.45	0.07	(1.28)	(1.21)	(0.08)		(1.23)	(1.31)	0.00	12.93	(7.79)	48,062	0.47	1.19	1.00	(e)	2
2017	14.64	0.08	1.85	1.93	(0.08)		(1.04)	(1.12)	0.00	15.45	13.19	60,554	0.50	1.16	1.00	(e)	2

†	Total return represents aggregate total return of a hypothetical investment at the beginning of the year and sold at the end of the year including reinvestment of distributions and does not reflect the applicable sales charges.
(a)	Per share amounts have been calculated using the average shares outstanding method.
(b)	Amount represents less than $0.005 per share.
(c)	The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. For all periods presented, there was no impact to the expense ratios.
(d)	The Fund incurred dividend expense and service fees on securities sold short. If these expenses and fees had not been incurred, the ratios of operating expenses to average net assets for the year ended December 30, 2021 would have been 1.41% (Class AAA and Class A), 2.16% (Class C), and 1.00% (Class I), respectively.
(e)	Under an expense reimbursement agreement with the Adviser, the Adviser reimbursed certain Class I expenses to the Fund.

See accompanying notes to financial statements.

The Gabelli Value 25 Fund Inc.

Notes to Financial Statements

1.   Organization. The Gabelli Value 25 Fund Inc. was incorporated on July 20, 1989 in Maryland and commenced investment operations on September 29, 1989. The Fund is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act). The Fund’s primary objective is long term capital appreciation.

2.   Significant Accounting Policies. As an investment company, the Fund follows the investment company accounting and reporting guidance, which is part of U.S. generally accepted accounting principles (GAAP) that may require the use of management estimates and assumptions in the preparation of its financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

The global outbreak of the novel coronavirus disease, known as COVID-19, has caused adverse effects on many companies, sectors, nations, regions, and the markets in general, and may continue for an unpredictable duration. The effects of this pandemic may materially impact the value and performance of the Fund, its ability to buy and sell fund investments at appropriate valuations, and its ability to achieve its investment objectives.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the Board) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the Adviser).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt obligations for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Certain securities are valued principally using dealer quotations. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded. OTC futures and options on futures for which market quotations are readily available will be valued by quotations received from a pricing service or, if no quotations are available from a pricing service, by quotations obtained from one of more dealers in the instrument in question by the Adviser.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The Gabelli Value 25 Fund Inc.

Notes to Financial Statements (Continued)

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

●	Level 1 — quoted prices in active markets for identical securities;

●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

●	Level 3 — significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities by inputs used to value the Fund’s investments as of December 31, 2021 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Total Market Value at 12/31/21
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks
Telecommunication Services	$1,318,820	$831,430	$2,150,250
Other Industries (a)	316,966,239	—	316,966,239
Total Common Stocks	318,285,059	831,430	319,116,489
Convertible Preferred Stocks (a)	371,787	—	371,787
Warrants (a)	142,245	—	142,245
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$318,799,091	$831,430	$319,630,521

(a)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

The Fund held no Level 3 investments at December 31, 2021 or December 31, 2020.

Additional Information to Evaluate Qualitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds are ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common or preferred equities, warrants, options, rights, or fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are

The Gabelli Value 25 Fund Inc.

Notes to Financial Statements (Continued)

restricted as to transfer. When fair valuing a security, factors to consider include recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. A significant change in the unobservable inputs could result in a lower or higher value in Level 3 securities. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These may include backtesting the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Securities Sold Short. The Fund enters into short sale transactions. Short selling involves selling securities that may or may not be owned and, at times, borrowing the same securities for delivery to the purchaser, with an obligation to replace such borrowed securities at a later date. The proceeds received from short sales are recorded as liabilities and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of an open short position on the day of determination. The Fund records a realized gain or loss when the short position is closed out. By entering into a short sale, the Fund bears the market risk of an unfavorable change in the price of the security sold short. Dividends on short sales are recorded as an expense by the Fund on the ex-dividend date and interest expense is recorded on the accrual basis. The broker retains collateral for the value of the open positions, which is adjusted periodically as the value of the position fluctuates. For the year ended December 31, 2021, the Fund incurred $20,410 in service fees related to its investment positions sold short. These amounts are included in the Statement of Operations under Expenses, Service fees for securities sold short.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The Gabelli Value 25 Fund Inc.

Notes to Financial Statements (Continued)

Restricted Securities. The Fund may invest up to 10% of its net assets in securities for which the markets are restricted. Restricted securities include securities whose disposition is subject to substantial legal or contractual restrictions. The sale of restricted securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. At December 31, 2021, the Fund did not hold any restricted securities.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain/(loss) on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on an accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method or amortized to earliest call date, if applicable. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Determination of Net Asset Value and Calculation of Expenses. Certain administrative expenses are common to, and allocated among, various affiliated funds. Such allocations are made on the basis of each fund’s average net assets or other criteria directly affecting the expenses as determined by the Adviser pursuant to procedures established by the Board.

In calculating the NAV per share of each class, investment income, realized and unrealized gains and losses, redemption fees, and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Distribution expenses are borne solely by the class incurring the expense.

Distributions to Shareholders. Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences were primarily due to utilization of tax equalization, prior year long term capital gain reversal on real estate investment trusts, and tax treatment of currency gains and losses. These reclassifications have no impact on the NAV of the Fund. For the year ended December 31, 2021, reclassifications were made to increase paid-in capital by $2,855,801, with an offsetting adjustment to total distributable earnings.

The Gabelli Value 25 Fund Inc.

Notes to Financial Statements (Continued)

The tax character of distributions paid during the years ended December 31, 2021 and 2020 was as follows:

	Year Ended December 31, 2021	Year Ended December 31, 2020
Distributions paid from:*
Ordinary income	$9,296,389	$1,582,090
Net long term capital gains	28,564,294	27,385,634
Total distributions paid	$37,860,683	$28,967,724

*	Total distributions paid differs from the Statement of Changes in Net Assets due to the utilization of equalization.

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

At December 31, 2021, the components of accumulated earnings/losses on a tax basis were as follows:

Net unrealized appreciation on investments and foreign currency translations	$ 199,566,816

At December 31, 2021, the temporary differences between book basis and tax basis net unrealized appreciation on investments were primarily due to the deferral of losses from wash sales for tax purposes.

The following summarizes the tax cost of investments and the related net unrealized appreciation at December 31, 2021:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Investments	$120,066,924	$205,157,578	$(5,593,981)	$199,563,597

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. For the year ended December 31, 2021, the Fund did not incur any income tax, interest, or penalties. As of December 31, 2021, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. The Fund’s federal and state tax returns for the prior three fiscal years remain open, subject to examination. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3.   Investment Advisory Agreement and Other Transactions. The Fund has entered into an investment advisory agreement (the Advisory Agreement) with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of its average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio, oversees the administration of all aspects of the Fund’s business and affairs, and pays the compensation of all Officers and Directors of the Fund who are affiliated persons of the Adviser.

The Gabelli Value 25 Fund Inc.

Notes to Financial Statements (Continued)

The Adviser has contractually agreed to waive its investment advisory fee and/or reimburse expenses of Class I Shares to the extent necessary to maintain the total operating expenses (excluding brokerage, acquired fund fees and expenses, interest, taxes, and extraordinary expenses) at no more than 1.00% of the value of its average daily net assets. For the year ended December 31, 2021, the Adviser reimbursed the Fund in the amount of $85,089. In addition, the Fund has agreed, during the three year period following any waiver or reimbursement by the Adviser, to repay such amount to the extent, that after giving the effect to the repayment, such adjusted annualized total operating expenses of the Fund would not exceed 1.00% of the value of the Fund’s average daily net assets for Class I.

This contractual agreement is renewable annually and is in place until at least April 30, 2022. At December 31, 2021, the cumulative amount which the Fund may repay the Adviser is $255,800.

For the year ended December 31, 2019, expiring December 31, 2022	$85,745
For the year ended December 31, 2020, expiring December 31, 2023	84,966
For the year ended December 31, 2021, expiring December 31, 2024	85,089
$255,800

4.   Distribution Plan. The Fund’s Board has adopted a distribution plan (the Plan) for each class of shares, except for Class I Shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Class AAA, Class A, and Class C Share Plans, payments are authorized to G.distributors, LLC (the Distributor), an affiliate of the Adviser, at annual rates of 0.25%, 0.25%, and 1.00%, respectively, of the average daily net assets of those classes, the annual limitations under each Plan. Such payments are accrued daily and paid monthly.

5.   Portfolio Securities. Purchases and sales of securities during the year ended December 31, 2021, other than short term securities and U.S. Government obligations, aggregated $40,340,137 and $62,367,580, respectively.

6.   Transactions with Affiliates and Other Arrangements. During the year ended December 31, 2021, the Fund paid $7,701 in brokerage commissions on security trades to G.research, LLC, an affiliate of the Adviser. Additionally, the Distributor retained a total of $2,333 from investors representing commissions (sales charges and underwriting fees) on sales and redemptions of Fund shares.

During the year ended December 31, 2021, the Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. The amount of such expenses paid through this directed brokerage arrangement during this period was $3,328.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement. During the year ended December 31, 2021, the Fund accrued $45,000 in connection with the cost of computing the Fund’s NAV.

The Fund pays retainer and per meeting fees to Directors not affiliated with the Adviser, plus specified amounts to the Lead Director and Audit Committee Chairman. Directors are also reimbursed for out of pocket expenses incurred in attending meetings. Directors who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.

7.   Capital Stock. The Fund offers four classes of shares - Class AAA Shares, Class A Shares, Class C Shares, and Class I Shares. Class AAA Shares and Class I Shares are offered without a sales charge. Class

The Gabelli Value 25 Fund Inc.

Notes to Financial Statements (Continued)

A Shares are subject to a maximum front-end sales charge of 5.75%. Class C Shares are subject to a 1.00% contingent deferred sales charge for one year after purchase.

The Fund imposes a redemption fee of 2.00% on all classes of shares that are redeemed or exchanged on or before the seventh day after the date of a purchase. The redemption fee is deducted from the proceeds otherwise payable to the redeeming shareholders and is retained by the Fund as an increase in paid-in capital. The redemption fees retained by the Fund during the years ended December 31, 2021 and 2020, if any, can be found in the Statement of Changes in Net Assets under Redemption Fees.

Transactions in shares of capital stock were as follows:

	Year Ended December 31, 2021		Year Ended December 31, 2020
	Shares	Amount	Shares	Amount
Class AAA
Shares sold	37,022	$547,064	16,482	$198,929
Shares issued upon reinvestment of distributions	21,155	288,560	14,820	196,219
Shares redeemed	(37,789)	(575,985)	(76,405)	(936,681)
Net increase/(decrease)	20,388	$259,639	(45,103)	$(541,533)
Class A
Shares sold	124,950	$1,814,503	153,579	$1,963,971
Shares issued upon reinvestment of distributions	2,003,539	27,468,515	1,602,189	21,325,134
Shares redeemed	(2,124,693)	(31,840,298)	(3,324,167)	(41,061,233)
Net increase/(decrease)	3,796	$(2,557,280)	(1,568,399)	$(17,772,128)
Class C
Shares sold	3,822	$40,400	9,001	$82,471
Shares issued upon reinvestment of distributions	15,424	140,825	18,536	172,753
Shares redeemed	(80,869)	(812,840)	(186,551)	(1,620,026)
Net decrease	(61,623)	$(631,615)	(159,014)	$(1,364,802)
Class I
Shares sold	126,326	$1,932,513	199,982	$2,442,377
Shares issued upon reinvestment of distributions	417,303	5,700,349	318,889	4,228,468
Shares redeemed	(365,525)	(5,445,682)	(776,629)	(9,419,561)
Net increase/(decrease)	178,104	$2,187,180	(257,758)	$(2,748,716)

8.   Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

9.   Subsequent Events. Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

The Gabelli Value 25 Fund Inc.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of

The Gabelli Value 25 Fund Inc.:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Gabelli Value 25 Fund Inc. (the “Fund”) as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statement of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the five years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

February 28, 2022

We have served as the auditor of one or more investment companies in the Gabelli/GAMCO Fund Complex since 1986.

The Gabelli Value 25 Fund Inc.

Liquidity Risk Management Program (Unaudited)

In accordance with Rule 22e-4 under the 1940 Act, the Fund has established a liquidity risk management program (the LRM Program) to govern its approach to managing liquidity risk. The LRM Program is administered by the Liquidity Committee (the Committee), which is comprised of members of Gabelli Funds, LLC management. The Board has designated the Committee to administer the LRM Program.

The LRM Program’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner. The LRM Program also includes elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence the Fund’s liquidity and the monthly classification and re-classification of certain investments that reflect the Committee’s assessment of their relative liquidity under current market conditions.

At a meeting of the Board held on May 11, 2021, the Board received a written report from the Committee regarding the design and operational effectiveness of the LRM Program. The Committee determined, and reported to the Board, that the LRM Program is reasonably designed to assess and manage the Fund’s liquidity risk and has operated adequately and effectively since its implementation. The Committee reported that there were no liquidity events that impacted the Fund or its ability to timely meet redemptions without dilution to existing shareholders. The Committee noted that the Fund is primarily invested in highly liquid securities and, accordingly, continues to be exempt from the requirement to determine a “highly liquid investment minimum” as defined in the Rule 22e-4. Because of that continued qualification for the exemption, the Fund has not adopted a “highly liquid investment minimum” amount. The Committee further noted that while changes to the LRM Program were made during the Review Period and reported to the Board, no material changes were made to the LRM Program as a result of the Committee’s annual review.

There can be no assurance that the LRM Program will achieve its objectives in the future. Please refer to the Fund’s Prospectus for more information regarding its exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

The Gabelli Value 25 Fund Inc.

Additional Fund Information (Unaudited)

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Directors. Information pertaining to the Directors and Officers of the Fund is set forth below. The Fund’s Statement of Additional Information includes additional information about the Fund’s Directors and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to The Gabelli Value 25 Fund at One Corporate Center, Rye, NY 10580-1422.

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Director	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director[3]
INTERESTED DIRECTOR[4]:

Mario J. Gabelli, CFA Director and Chief investment Officer Age: 79	Since 1989	31	Chairman, Chief Executive Officer, and Chief Investment Officer– Value Portfolios of GAMCO Investors, Inc. and Chief Investment Officer– Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc.; Director/ Trustee or Chief Investment Officer of other registered investment companies within the Fund Complex; Chief Executive Officer of GGCP, Inc.; Executive Chairman of Associated Capital Group, Inc.	Director of Morgan Group Holdings, Inc. (holding company); Chairman of the Board and Chief Executive Officer of LICT Corp. (multimedia and communication services company); Director of CIBL, Inc. (broadcasting and wireless communications); Director of ICTC Group Inc. (communications) (2013-2018)

INDEPENDENT DIRECTORS[5]:
Anthony J. Colavita[6] Director Age: 86	Since 1989	18	President of the law firm of Anthony J. Colavita, P.C.	—

Robert J. Morrissey Director Age: 82	Since 1989	7	Partner in the law firm of Morrissey, Hawkins & Lynch	Chairman of the Board of Directors, Belmont Savings Bank

Kuni Nakamura Director Age: 53	Since 2016	34	President of Advanced Polymer, Inc. (chemical manufacturing company); President of KEN Enterprises, Inc. (real estate); Trustee on Long Island University Board of Trustees	—

The Gabelli Value 25 Fund Inc.

Additional Fund Information (Continued) (Unaudited)

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years
OFFICERS:
Bruce N. Alpert President Age: 70	Since 1989	Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988; Officer of registered investment companies within the Fund Complex; Senior Vice President of GAMCO Investors, Inc. since 2008; Vice President – Mutual Funds, G.research, LLC

John C. Ball Treasurer Age: 45	Since 2017	Treasurer of registered investment companies within the Fund Complex since 2017; Vice President and Assistant Treasurer of AMG Funds (2014-2017); Chief Executive Officer, G.distributors, LLC since December 2020

Peter Goldstein Secretary and Vice President Age: 68	Since 2020	General Counsel, Gabelli Funds, LLC since July 2020; General Counsel and Chief Compliance Officer, Buckingham Capital Management, Inc. (2012-2020); Chief Legal Officer and Chief Compliance Officer, The Buckingham Research Group, Inc. (2012-2020)

Richard J. Walz Chief Compliance Officer Age: 62	Since 2013	Chief Compliance Officer of registered investment companies within the Fund Complex since 2013; Chief Compliance Officer for Gabelli Funds, LLC since 2015

Daniel Plourde Vice President Age: 41	Since 2021	Vice President of registered investment companies within the Fund Complex since 2021; Assistant Treasurer of the North American SPDR ETFs and State Street Global Advisors Mutual Funds (2017-2021); Fund Administration at State Street Bank (2009-2017)

[1]	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
[2]	Each Director will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Fund’s By-Laws and Articles of Incorporation. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified. For officers, includes time served in other officer positions with the Fund.
[3]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended, i.e., public companies, or other investment companies registered under the 1940 Act.
[4]	“Interested person” of the Fund as defined in the 1940 Act. Mr. Gabelli is considered an “interested person” because of his affiliation with Gabelli Funds, LLC which acts as the Fund’s investment adviser.
[5]	Directors who are not interested persons are considered “Independent” Directors.
[6]	Mr. Colavita’s son, Anthony S. Colavita, serves as a director of other funds in the Gabelli/GAMCO Fund Complex.

Gabelli Funds and Your Personal Privacy

Who are we?

The Gabelli Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC, which is affiliated with GAMCO Investors, Inc. that is a publicly held company with subsidiaries and affiliates that provide investment advisory services for a variety of clients.

What kind of non-public information do we collect about you if you become a fund shareholder?

If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:

●	Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.

●	Information about your transactions with us, any transactions with our affiliates, and transactions with the entities we hire to provide services to you. This would include information about the shares that you buy or redeem. If we hire someone else to provide services — like a transfer agent — we will also have information about the transactions that you conduct through them.

What information do we disclose and to whom do we disclose it?

We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www. sec.gov.

What do we do to protect your personal information?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information.

This page was intentionally left blank.

The Gabelli Value 25 Fund Inc.

2021 TAX NOTICE TO SHAREHOLDERS (Unaudited)

For the year ended December 31, 2021, the Fund paid to shareholders ordinary income distributions comprised of net investment income totaling $0.4150, $0.4141, $0.3172, and $0.4785 per share for Class AAA, Class A, Class C, and Class I Shares, respectively, and long term capital gains totaling $28,564,294 or the maximum allowable. The distribution of long term capital gains has been designated as a capital gain dividend by the Fund’s Board of Directors. For the year ended December 31, 2021, 56.15% of the ordinary income distribution qualifies for the dividends received deduction available to corporations. The Fund designates 69.08% of the ordinary income distribution as qualified dividend income pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates 0.08% of the ordinary income distribution as qualified interest income pursuant to the Tax Relief, Unemployment Reauthorization, and Job Creation Act of 2010. The Fund designates 100% of the ordinary income distribution as qualified short term gain pursuant to the American Jobs Creation Act of 2004

U.S. Government Income:

The percentage of the ordinary income distribution paid by the Fund during 2021 which was derived from U.S. Treasury securities was 0.01%. Such income is exempt from state and local tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of the Fund’s fiscal year in U.S. Government securities. The Gabelli Value 25 Fund did not meet this strict requirement in 2021. There were no U.S. Government securities held as of December 31, 2021. Due to the diversity in state and local tax law, it is recommended that you consult your personal tax adviser as to the applicability of the information provided to your specific situation.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

THE GABELLI VALUE 25 FUND INC.
One Corporate Center
Rye, NY 10580-1422

Portfolio Management Team Biographies

Mario J. Gabelli, CFA, is Chairman, Chief Executive Officer, and Chief Investment Officer - Value Portfolios of GAMCO Investors, Inc. that he founded in 1977, and Chief Investment Officer - Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc. He is also Executive Chairman of Associated Capital Group, Inc. Mr. Gabelli is a summa cum laude graduate of Fordham University and holds an MBA degree from Columbia Business School and Honorary Doctorates from Fordham University and Roger Williams University.

Christopher J. Marangi joined Gabelli in 2003 as a research analyst. Currently he is a Managing Director and Co-Chief Investment Officer for GAMCO Investors, Inc.’s Value team. In addition, he serves as a portfolio manager of Gabelli Funds, LLC and manages several funds within the Fund Complex. Mr. Marangi graduated magna cum laude and Phi Beta Kappa with a BA in Political Economy from Williams College and holds an MBA degree with honors from Columbia Business School.

We have separated the portfolio managers’ commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the contents of the portfolio managers’ commentary are unrestricted. Both the commentary and the financial statements, including the portfolios of investments, will be available on our website at www.gabelli.com.

THE GABELLI VALUE 25 FUND INC.

One Corporate Center

Rye, New York 10580-1422

t  800-GABELLI (800-422-3554)

f  914-921-5118

e  info@gabelli.com

GABELLI.COM

Net Asset Values per share available daily by calling 800-GABELLI after 7:00 P.M.

DIRECTORS

Mario J. Gabelli, CFA

Chairman and

Chief Executive Officer,

GAMCO Investors, Inc.

Executive Chairman,

Associated Capital Group Inc.

Anthony J. Colavita

President,

Anthony J. Colavita, P.C.

Robert J. Morrissey

Partner,

Morrissey, Hawkins & Lynch

Kuni Nakamura

President,

Advanced Polymer, Inc.

OFFICERS

Bruce N. Alpert

President

John C. Ball

Treasurer and Vice President

Peter Goldstein

Secretary and Vice President

Richard J. Walz

Chief Compliance Officer

Daniel Plourde

Vice President

DISTRIBUTOR

G.distributors, LLC

CUSTODIAN

The Bank of New York Mellon

TRANSFER AGENT, AND

DIVIDEND DISBURSING

AGENT

DST Asset Manager Solutions, Inc.

LEGAL COUNSEL

Paul Hastings LLP

This report is submitted for the general information of the shareholders of The Gabelli Value 25 Fund Inc. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

GAB409Q421AR

(b)	Not applicable.

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s Board of Directors has determined that Kuni Nakamura is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $45,049 for 2020 and $45,049 for 2021.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2020 and $0 for 2021.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $4,335 for 2020 and $4,335 for 2021. Tax fees represent tax compliance services provided in connection with the review of the Registrant’s tax returns.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2020 and $0 for 2021.

(e)	(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval Policies and Procedures. The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to the Adviser, Gabelli Funds, LLC, and any affiliate of Gabelli Funds, LLC (“Gabelli”) that provides services to the registrant (a “Covered Services Provider”) if the independent registered public accounting firm’s engagement related directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to the other persons (other than Gabelli or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (ii) such services are promptly brought to the attention of the Committee and approved by the Committee or Chairperson prior to the completion of the audit.

(e)	(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) N/A

(c) 0%

(d) N/A

(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2020 and $0 for 2021.

(h)	The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(2)(1)	Not applicable.

(a)(2)(2)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Gabelli Value 25 Fund Inc.

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date	March 9, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date	March 9, 2022

By (Signature and Title)*	/s/ John C. Ball
John C. Ball, Principal Financial Officer and Treasurer

Date	March 9, 2022

* Print the name and title of each signing officer under his or her signature.